EATON VANCE MUNICIPAL BOND FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

                  EATON VANCE FLORIDA INSURED MUNICIPALS FUND
                       EATON VANCE KANSAS MUNICIPALS FUND
                       EATON VANCE HAWAII MUNICIPALS FUND
                     EATON VANCE HIGH YIELD MUNICIPALS FUND

                 SUPPLEMENT TO PROSPECTUSES DATED JUNE 1, 1998



1. The following replaces the description of the Class A contingent deferred sales charge ("CDSC") in the second footnote under "Shareholder and Fund Expenses":

          No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more. However, a CDSC of 1.00% will be imposed on such investments in the event of most redemptions within 24 months of purchase.

2. The following replaces the current sales charge and dealer commission table under "How to Buy Shares":

                                        Sales Charge        Sales Charge        Dealer Commission
                                        as Percentage of    as Percentage of    as Percentage of
Amount of Purchase                      Offering Price      Amount Invested     Offering Price
Less than $25,000                           4.75%               4.99%                4.50%
$25,000 but less than $100,000              4.50                4.71                 4.25
$100,000 but less than $250,000             3.75                3.90                 3.50
$250,000 but less than $500,000             3.00                3.09                 2.75
$500,000 but less than $1,000,000           2.00                2.04                 2.00
$1,000,000 or more                          0.00*               0.00*                1.00

*No sales charge is payable at the time of purchase on investments of $1 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of most redemptions within 24 months of purchase.

3. The following replaces the description of the Class A CDSC under "How to Redeem Shares":

          CLASS A SHARES. If Class A shares are purchased at net asset value because the purchase amount is $1 million or more (as described under "How to Buy Shares"), they will be subject to a 1.00% CDSC if redeemed within 24 months of purchase.













August 1, 1998                                                       MILLPS 6/99